MAINSTAY GROUP OF FUNDS

Supplement dated November 4, 2016 (“Supplement”) to:

MainStay Cushing® Funds Prospectus, Summary Prospectuses and Statement of Additional Information,
each dated March 31, 2016, as supplemented;

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds and
MainStay Asset Allocation Funds Prospectuses and Summary Prospectuses, each dated
February 29, 2016, as supplemented;

Mainstay Epoch Capital Growth Fund Prospectus and Summary Prospectus, each dated
September 22, 2016, as supplemented;

MainStay Group of Funds Statement of Additional Information dated February 29, 2016, as amended September 22, 2016;

and

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund
Prospectuses, Summary Prospectuses and Statement of Additional Information,
each dated August 29, 2016

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus and Statement of Additional Information.

For purchases of Class A and Investor Class shares of each MainStay Fund made without an initial sales charge after January 1, 2017, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.